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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 20, 2001

                       ELECTRONIC TRANSMISSION CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                        000-22135                      75-2578619
(State or other jurisdition)       (Commission File Number)           (IRS Employer
    of Incorporation)                                             Identification Number)

              15301 Spectrum Drive, Suite 501, Addison Texas 75001
                    (Address of Principal Executive Offices)

           Registrant's Telephone Number and Area Code: (972) 980-0900



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ITEM 6. Resignation of Registrants Directors.

         On February 20, 2001, Robert Fortier submitted his resignation form the
Board of Directors of the Electronic Transmission Corporation ("Registrant").
Mr. Fortier cited a number of reasons for his resignation, which in summary relate to (i) the Board meeting and acting without his consent, (ii) the Board acting without proper notice and without a quorum present and (iii) his belief that the Registrant has prevented him from discharging his duties.

         The Board does not believe that Mr. Fortier's reasons are based upon fact. All meetings of the Board, and all acts taken without Mr. Fortier's presence or consent were pursuant to proper notice and with the required quorum.
The Registrant has not taken action to prevent Mr. Fortier from discharging his duties.

         The Registrant has previously reported in its filing on Form 8-K dated
August 25, 2000 under Item 5, the following regarding Mr. Fortier:

         On August 25, 2000 the Board of Directors of Electronic Transmission
Corporation (the "Registrant") voted to remove Robert Fortier from the position as Chairman of the Board and place him on administrative leave from his duties as chief executive officer. Mr. Fortier will continue his membership on the Board. On September 12, 2000, pursuant to Board of Director action on September
7, 2000, the Registrant notified Mr. Fortier that it considered his employment contract void, and, that in any event, his employment was terminated for cause.

         On September 11, 2000 the Company filed suit in the 96th Judicial
District Court of Tarrant County, Texas (Civil File No. 96-184499-00) against
Mr. Fortier alleging among other things, that Mr. Fortier made misrepresentations regarding the financial condition and business prospects of Health Plan Initiatives, a company he owned, when the Registrant acquired that company effective January 31, 1999. The Company is seeking a return of the approximate 3.7 millions shares issued to Mr. Fortier as consideration in that transaction and the recovery of compensation paid Mr. Fortier.



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Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

         17. Letter of resignation of Robert Fortier, dated February 20, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        Electronic Transmission Corporation
                                        (Registrant)

                                        By:  /s/ Timothy P. Powell
                                           -----------------------------------
                                                 President

DATED: February 26, 2001





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                                INDEX TO EXHIBITS


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
EXHIBIT                                                            SEQUENTIAL
NUMBER          DESCRIPTION                                        PAGE NO.
   17           Letter of resignation of Robert Fortier,
                dated February 20, 2001                                4




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